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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 1998
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact name of registrant as specified in charter)


      Ohio                   1-4851                      34-0526850
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(State or other         (Commission File       (IRS Employer Identification No.)
jurisdiction of              Number)
incorporation)

              101 Prospect Avenue, N.W., Cleveland, Ohio   44115
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             (Address of principal executive offices)  (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 5:  Other Events.
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         On September 10, 1998, The Sherwin-Williams Company issued a press release regarding expected sales and earnings for the third quarter ending September 30, 1998. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference. The press release contains forward-looking statements with respect to sales and earnings.


Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         Exhibit No.       Exhibit Description
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         99                Press Release of Sherwin-Williams dated September 10,
                           1998.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE SHERWIN-WILLIAMS COMPANY


September 11, 1998                    By:  /s/ L.E. Stellato
                                           -------------------
                                           L.E. Stellato
                                           Vice President, General Counsel and
                                           Secretary




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                                  EXHIBIT INDEX
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   EXHIBIT NO.       EXHIBIT DESCRIPTION
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         99          Press Release of Sherwin-Williams dated September 10, 1998.




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